LONG TERM DEBT	12 Months Ended
Dec. 31, 2024
LONG TERM DEBT
LONG TERM DEBT

15.LONG TERM DEBT

	Credit Facility	Revolving Facility
At January 1, 2023	$122,995	$—
Converted from Credit Facility to Revolving Facility	(113,350)	113,350
Unamortized transaction costs expensed	1,455	—
Principal repayments during the year	(11,100)	(25,000)
At December 31, 2023	—	88,350
Principal repayments during the year	—	(88,350)
At December 31, 2024	$—	$—

In April 2022, the Company entered into a credit facility (the “Credit Facility”) consisting of a  $100 million term facility and a $50 million revolving facility through a syndicate of lenders. In August 2023, the term facility was extinguished in its entirety and the amounts due thereunder were transferred to a new $150 million revolving facility (the “Revolving Facility”).

The Revolving Facility had a four-year term maturing on August 27, 2027, with an option to increase this facility to $200 million, subject to certain conditions.

The applicable interest rate for the Revolving Facility was based on the term Secured Overnight Financing Rate (“SOFR”) plus an applicable margin ranging from 2.50% to 3.75% based on the Company’s leverage ratio at the end of each fiscal quarter. During year ended December 31, 2024, the average interest rate paid on the Revolving Facility was 7.9% per annum (2023 – 7.8%).

A standby fee was payable on the undrawn portion of the Revolving Facility. The standby fee was charged at 0.56% to 0.84% depending on the leverage ratio. At December 31, 2024, the undrawn amount was $150.0 million.

The Revolving Facility was secured by the Company’s present and future assets, property and all proceeds thereof, other than present and future assets owned by Minera Cerro Quema which are excluded from the collateral. The Company was prohibited from declaring, paying or setting aside for payment any dividends unless certain financial covenants and ratios are met.

The Revolving Facility included covenants customary for a facility of this nature, including compliance with customary restrictive covenants, and the following financial covenants all as defined in the related agreements:

●	maintaining a leverage ratio at less than or equal to 3.5,
●	an interest service coverage ratio at greater than or equal to 4.0,
●	a tangible net worth greater than or equal to $278.6 million, and
●	minimum liquidity in an amount greater than or equal to $15.0 million.

As at December 31, 2024, the Company was in compliance with these covenants.

Subsequent to the reporting period, the Revolving Facility was further amended in connection with the acquisition of the Musselwhite Mine. The amended credit facility (the "Amended Credit Facility") now consists of a $150 million revolving facility (the "Amended Revolving Facility") and a $100 million term facility (the "Term Facility") through a syndicate of lenders. The Term Facility has a three - year term with no principal payments during the first two quarters, following which the Term Loan will be repaid in quarterly installments of $5 million commencing on December 31, 2025, with the balance repaid at maturity. The Amended Revolving Facility, as well as the interest rates, covenants and other terms of the Amended Credit Facility, are substantially consistent with the Revolving Facility discussed above.